EXHIBIT 32.1

SOUTH AMERICAN GOLD CORP.

CERTIFICATION PURSUANT TO
19 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of South American Gold Corp. (the “Company”) on Form 10-K for the year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond DeMotte, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond DeMotte
Raymond DeMotte
Chief Executive Officer
October 13, 2011